1
EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I,

Charles

D.

Knight,

Executive

Vice

President,

Chief

Financial

Officer

of

The

Cato

Corporation

(the
“Company”), certify,

pursuant to

Section 906 of

the Sarbanes-Oxley

Act of

2002, 18

U.S.C. Section 1350,
that on the date of this

Certification:
1.
the

Annual

Report

on

Form 10-K of

the

Company

for

the

year

ended

January

28,

2023

(the

“Report”)
fully complies

with the

requirements of

Section 13(a)

or 15(d)

of the

Securities Exchange

Act of

1934;
and
2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 23, 2023

/s/ Charles D. Knight

Charles D. Knight

Executive Vice President

Chief Financial Officer